UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: May 11, 2010
(Date of earliest event reported)

Data I/O Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 0-10394
                                                                                                                                                                                                                                                                                    ___________________________________

Washington	91-0864123
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6464 185th Ave. N.E., Suite 101 Redmond, WA 98052
(Address of principal executive offices, including zip code)

(425) 881-6444
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07:	Submission of Matters to a Vote of Security Holders

Annual Meeting of Shareholders Voting Results.

The Annual Meeting of Shareholders of Data I/O Corporation was convened at 2:00 p.m., on May 11, 2010, at the Company’s headquarters, 6464 185th Ave NE, Suite 101, Redmond, Washington.

There were issued and outstanding on March 12, 2010, the record date, 8,959,294 shares of Common Stock.

There were present at said meeting in person or by proxy, shareholders of the Corporation who were the holders of 6,998,709 (78.12%) shares of Common Stock entitled to vote, thereby constituting a quorum.

The following nominees for election as Directors, to hold office for a term as defined in the proxy statement and until their successors are duly elected and qualified, received the number of votes set opposite their respective name:

                                                                                Percent                                                    Percent

Nominee                                      For                    of Voted                 Withheld                 of Voted               Broker Non-votes

Paul A. Gary                             5,096,210              72.82                     103,282                      1.48                            1,799,217

Frederick R. Hume                 5,148,305               73.56                       51,187                        .73                            1,799,217

Steven M. Quist                       5,127,079               73.26                       72,413                      1.03                            1,799,217

William R. Walker                 5,129,079               73.29                       70,413                      1.01                            1,799,217

The aforesaid nominees have been elected as Director.

                The proposal to ratify the continued appointment of Grant Thornton LLP as the Company’s independent auditors, received the following votes:

                                                                                                                                            Percentage of For &

                                                                                                Votes                                  Against on this Proposal

For                                                                                   6,901,224                                                   98.81

Against                                                                                 83,196                                                     1.19

Abstain                                                                                 14,289                                                     --

The foregoing proposal has been approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                Data I/O Corporation

May 12, 2010                                         By /s/Joel S. Hatlen

                                                                Joel S. Hatlen

                                                                Vice President - Finance

                                                                Chief Financial Officer

                                                                Secretary and Treasurer